EXHIBIT 10.1

                                 AMENDMENT NO. 6

         AMENDMENT NO. 6 ("AMENDMENT NO. 6") dated as of March 7, 2002 to the Credit Agreement dated as of April 1, 1999, as amended prior to the date hereof (the "CREDIT AGREEMENT"), among Express Scripts, Inc., each of the Subsidiary Guarantors party thereto, each of the Lenders party thereto, Credit Suisse First Boston, as Lead Arranger, Administrative Agent and Collateral Agent, Bankers Trust Company, as Syndication Agent, The First National Bank of Chicago, as Co-Documentation Agent and Mercantile Bank, N.A., as Co-Documentation Agent (capitalized terms not otherwise defined in this Amendment No. 6 have the meanings assigned to such terms in the Credit Agreement).

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Company has informed Lenders that it intends to acquire all of the equity interests of National Prescription Administrators, a New Jersey corporation, and certain affiliated companies thereof (collectively, "NPA") and certain assets used in NPA's business from certain other affiliates of NPA pursuant to a Stock and Asset Purchase Agreement dated February 5, 2002;

         WHEREAS, Company has prepaid entirely all of the borrowings in respect of the Tranche B Term Loan as originally made on the Closing Date;

         WHEREAS, Company desires to amend the Credit Agreement in order to (i) provide for the New Tranche B Term Loans (as defined herein) in an aggregate principal amount of $325,000,000, to fund, in part, the NPA Acquisition, (ii) permit Company to (a) enter into accounts receivable financing and (b) make certain Restricted Junior Payments and (iii) make technical changes to the terms of the Credit Agreement; and

         WHEREAS, pursuant to subsection 10.6A of the Credit Agreement, the written concurrence of Requisite Lenders must be obtained to amend the foregoing provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION ONE - AMENDMENTS.

         (a) The introductory paragraph to the Credit Agreement shall be amended by adding the following sentence at the end thereof:

                  In addition, CSFB and Salomon Smith Barney Inc. ("SSB") will act as joint lead arrangers for the New Tranche B Term Loans (as defined herein) (the "TRANCHE B TERM LOAN ARRANGERS") and SSB will act as the sole and exclusive syndication agent for the Tranche B Term Loans (the "TRANCHE B SYNDICATION AGENT").

         (b)      Subsection 1.1 shall be amended as follows:

                  (i) There shall be added the following definitions in the appropriate alphabetical order of the existing defined terms:

                  "ACCOUNT" means any account (as that term is defined in Section 9-102(2) of the UCC) arising from the sale or lease of goods or rendering of services.

                  "CUSA" means Citicorp USA, Inc.

                  "NEW ACQUISITIONS" means, collectively, the Phoenix Acquisition and the NPA Acquisition.

                  "NEW TRANCHE B TERM LOANS" means the Tranche B Term Loans made by Lenders pursuant to subsection 2.1(A)(i)(b).

                  "NPA" means National Prescription Administrators, Inc., a New Jersey corporation and certain affiliated companies thereof.

                  "NPA ACQUISITION" means, collectively, the proposed acquisition by Company for an aggregate consideration (including fees and expenses) of approximately $506.8 million in cash and 552,285 in common shares of Company of all of the equity interests of NPA and the acquisition of assets used in the business of NPA from certain other affiliates of NPA, pursuant to the NPA Acquisition Agreement.

                  "NPA ACQUISITION AGREEMENT" means the Stock and Asset Purchase Agreement dated February 5, 2002 among Company and certain affiliates of NPA, as amended, supplemented or modified from time to time in accordance with the terms thereof and hereof.

                  "NPA CLOSING DATE" means the date on which the NPA Acquisition is consummated pursuant to the NPA Acquisition Agreement.

                  "NPA REAL ESTATE" means real estate constituting of (a) NPA's mail pharmacy facility located in Harrisburg, Pennsylvania;

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

                  (b) NPA's corporate headquarters and mail pharmacy facility located in East Hanover, New Jersey and (c) NPA's airport property located in East Hanover, New Jersey.

                  "NPA TRANSACTIONS" means, (a) the NPA Acquisition, (b) the borrowings on the NPA Closing Date of not more than $100.0 million in Revolving Loans, (c) the borrowings on the NPA Closing Date of the New Tranche B Term Loans, (d) the execution and delivery of Amendment No. 6, (e) the application of approximately $81.9 million in cash on hand at Company to consummate the NPA Acquisition and (f) the issuance and delivery of 552,285 shares of common stock of Company to certain affiliates of NPA to consummate the NPA Acquisition.

                  "PERMITTED RECEIVABLES TRANSACTION" means one or more Qualified Receivables Transactions that in the aggregate at any one time transfer rights to receive proceeds of Receivables Assets not in excess of $300,000,000.

                  "PHOENIX ACQUISITION" means the acquisition by Company of the assets of the Phoenix Marketing Group subsidiary of Access Worldwide Communications, Inc. for $33.0 million in cash, plus the assumption by Company of certain indebtedness totaling approximately $2.0 million.

                  "QUALIFIED RECEIVABLES TRANSACTION" means any transaction or series of transactions that may be entered into by Company or any Subsidiary thereof pursuant to which Company or any of its Subsidiaries may sell, convey or otherwise transfer to:

                  (a) a Receivables Entity (in the case of a transfer by Company or any of its Subsidiaries) or

                  (b) any other Person (in the case of a transfer by a Receivables Entity),

                  or pursuant to which Company, any of its Subsidiaries or a Receivables Entity may grant a security interest in, Receivables Assets; PROVIDED that:

                  (1) the Board of Directors of Company, its Subsidiary or such Receivables Entity, as the case may be, shall have determined in good faith that such Qualified Receivables Transaction is economically fair and reasonable to Company, such Subsidiary or such Receivables Entity, as the case may be; and

                  (2) the financing terms, covenants, termination events and other provisions thereof, including any amendments or modifications thereof, shall be market


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

                           terms (as determined in good faith by the Board of Directors of Company) and reasonably acceptable to the Administrative Agent as evidenced in writing and acknowledged by Company.

                  "RECEIVABLES ASSETS" means any Accounts (whether now existing or arising in the future) of Company or any of its Subsidiaries and any assets related thereto which are customarily transferred, or in respect of which security interests are customarily granted, in connection with asset securitization transactions involving Accounts.

                  "RECEIVABLES ENTITY" means a Wholly Owned Subsidiary of Company (or another Person formed for the purpose of engaging in a Qualified Receivables Transaction with Company or any of its Subsidiaries in which Company or any or its Subsidiaries makes an Investment and to which Company or any of its Subsidiaries transfers Accounts and related assets) which engages in no activities other than in connection with the purchase, sale or financing of Accounts of Company or any of its Subsidiaries, all proceeds thereof and all rights (contractual or other), collateral and other assets relating thereto, and any business or activities incidental or related to such business.

                  (ii) The following definitions shall be deleted or amended as follows:

                           (a) The definition of "Agents" shall be deleted in
                  its entirety and replaced with the following:

                  "AGENTS" means, collectively, the Administrative Agent, the Syndication Agent, the Collateral Agent, the Lead Arranger, the Co-Arranger, the Co-Documentation Agents, the Tranche B Term Loan Arrangers and the Tranche B Syndication Agent and also any successor Agents appointed pursuant to subsection 9.5A.

                           (b) The definition of "Asset Sale" shall be amended
                  by deleting in its entirety the parenthetical in clause (iii) thereof immediately prior to the proviso and replacing it with the following:

                  (other than (a) inventory sold in the ordinary course of business, (b) the Exempt PlanetRx Stock, (c) NPA Real Estate sold in one or more transactions the aggregate amount of the proceeds of which is equal to or less than $40.0 million and
                  (d) any such other assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $500,000 or less)

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

                           (c) The definition of "Consolidated Interest Expense"
                  shall be amended by deleting such definition in its entirety and replacing it with the following:

                  "CONSOLIDATED INTEREST EXPENSE" means for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest) of Company and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Company and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers acceptance financing and net costs under Interest Rate Agreements plus in the event of the consummation of a Qualified Receivables Transaction, an amount equal to the interest (or other fees in the nature of interest or discount accrued and paid or payable in cash for such period) on such Qualified Receivables Transaction, but excluding, however, any amounts referred to in subsection 2.3 payable to Agent and Lenders on or before the applicable Funding Date.

                           (d) The definition of "Consolidated Net Income" shall
                  be amended by deleting clause (v) thereof and replacing it with the following:

                  (v) (A) cash charges in connection with the New Acquisitions for any period that includes Fiscal Quarters ending (x) on or prior to December 31, 2002, of up to $9.1 million and (y) on or prior to December 31, 2003, of up to $6.1 million and (B) non-cash Company related restructuring charges for any period that includes Fiscal Quarters ending on or before December 31, 2002, of up to $30.0 million.

                           (e) The definition of "Excess Cash Flow" shall be
                  amended by deleting the period at the end of clause (i) thereof and replacing it with a semi-colon and adding the word "minus" immediately thereafter and adding immediately after clause (i) new clause (j) as follows:

                           (j) any earnings of a Receivables Entity included in Consolidated EBITDA for such period, to the extent the terms of any Qualified Receivables Transaction prohibit the distribution thereof to Company.

                           (f) The definition of "Net Asset Sale Proceeds" shall
                  be deleted in its entirety and replaced with the following:

                  "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, Cash payments (including any Cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale (and in the case of a Qualified Receivables Transaction, net of any escrowed or pledged cash proceeds which effectively secure, or are required to be maintained as reserves by the applicable Receivables Entity for, the obligations of any of Company or its Subsidiaries under such Qualified Receivables Transaction), including (i) income taxes reasonably estimated to be actually payable within two years of the date of such Asset Sale as a result of any gain recognized in connection with such Asset Sale, (ii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale and (iii) payment of fees and reasonable out-of-pocket expenses in connection with such sale.

                           (g) The definition of "Permitted Encumbrances" shall
                  be amended by: (a) deleting the word "and" at the end of clause (xiii) thereof; and (b) deleting the period at the end of clause (xiv) thereof and replacing it with a semi-colon and adding the word "and" immediately thereafter; and (c) adding immediately after clause (xiv) new clause (xv) as follows:

                  (xv) Liens on Receivables Assets created pursuant to Permitted Receivables Transactions.

                           (h) The definition of "Subsidiary" shall be amended
                  by deleting the proviso thereof and replacing it with the following:

                  ; PROVIDED, that Diversified NY IPA, Inc., Diversified Pharmaceutical Services (Puerto Rico) Inc. and NPA of New York IPA, Inc. shall not be deemed Subsidiaries of Company for all purposes of this Agreement but shall be deemed Affiliates of Company.

                           (i) The definition of "Tranche B Commitment" shall be
                  deleted in its entirety and replaced with the following:

                  "TRANCHE B COMMITMENT" means the commitment of a Lender to make a New Tranche B Term Loan as set forth on SCHEDULE 2.1(B), as the same may be (a) reduced from time to time pursuant to subsection 2.4 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to subsection 10.1.

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

                           (j) The definition of "Tranche B Maturity Date" shall
                  be deleted in its entirety and replaced with the following:

                  "TRANCHE B MATURITY DATE" shall mean March 31, 2008.

                           (k) The definition of "Tranche B Term Notes" shall be
                  deleted in its entirety and replaced with the following:

                  "TRANCHE B TERM NOTES" means (i) the promissory notes of Company issued pursuant to subsection 2.1E(i) on the NPA Closing Date with respect to the Tranche B Term Loans and (ii) any promissory notes issued by Company pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Tranche B Commitments or Tranche B Term Loans of any Lenders, in each case substantially in the form of EXHIBIT IV-B annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

         (c) Subsection 1.2(B) is hereby amended by deleting it in its entirety and replacing it with the following:

         B. For purposes of determining Consolidated EBITDA, Consolidated Interest Expense, and the Consolidated Leverage Ratio for purposes of subsections 2.2A and 2.3A for any period including Fiscal Quarters ending on or prior to the NPA Closing Date, such calculation for any such period shall be pro forma for the New Acquisitions.

         (d) Subsection 2.1A(i) is hereby amended by deleting it in its entirety and replacing it with the following:

                          (i) TERM LOANS. (a) Each Tranche A Lender severally
                  agrees to lend to Company on the Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Tranche A Commitments, to be used for the purposes identified in subsection 2.5A. (b) Each Tranche B Lender severally agrees to lend to Company on the NPA Closing Date an amount not exceeding its Pro Rata Share of the Tranche B Commitments, to be used for the purposes identified in subsection 2.5A. The amount of each Term Lender's Tranche A Commitment is set forth opposite its name on SCHEDULE 2.1(A) annexed hereto and the amount of each Term Lender's Tranche B Commitment is set forth opposite its name on SCHEDULE 2.1(B) annexed hereto; PROVIDED that the Term Loan Commitments of Term Lenders shall be adjusted to give effect to any assignments of the Term Loan Commitments pursuant to subsection 10.1B. Each Lender's Tranche B Commitment shall expire immediately and without further action on May 1, 2002 if the New Tranche B Term Loans are not made on or before that date. Company may make only one


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

                  borrowing under each of the Term Loan Commitments. Amounts borrowed under this subsection 2.1A(i) and subsequently repaid or prepaid may not be reborrowed.

         (e) Section 2.1B is hereby amended by deleting clause (iv) thereof and replacing it with the following:

                  (iv) in the case of Term Loans and Revolving Loans, whether such Loans shall be Alternate Base Rate Loans or Eurodollar Rate Loans; PROVIDED, that Loans made on a Funding Date that is either the Closing Date or the NPA Closing Date shall be Alternate Base Rate Loans; PROVIDED, HOWEVER, on such a Funding Date Company may request such Loans be converted to Eurodollar Rate Loans with a two week Interest Period in the manner provided in subsection 2.2D; PROVIDED, FURTHER, that Loans made subsequent to such applicable Funding Date and prior to the last day of the first two week Interest Period following such Funding Date shall be Alternate Base Rate Loans.

         (f) Subsection 2.1C is hereby amended by deleting the final sentence of the first paragraph thereof in its entirety and replacing it with the following:

                  Except as provided in subsection 2.1A(iii) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse any Issuing Lender for the amount of a drawing under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Closing
                  Date), 4.1.1 (in the case of the New Tranche B Term Loans), and 4.2 (in the case of all Loans), Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by Administrative Agent from Lenders or Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office.

         (g) Subsection 2.1E is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

                  In the event a Lender requests such Notes at least 3 Business Days prior to the Closing Date or NPA Closing Date, Company shall execute and deliver the Notes on such date.

         (h) Subsection 2.2A is hereby amended by (a) in paragraph (i) thereof deleting each entry in the column entitled "Tranche B Term Loans" in the table set forth therein and replacing it with 0.500%, (b) in paragraph (ii) thereof deleting each entry in the column entitled "Tranche B Term Loans" in the table set forth therein and replacing it with 2.000% and (c) in the penultimate


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

paragraph thereof deleteing the period at the end thereof and replacing it with the following:

                  ; PROVIDED, FURTHER, the Base Rate Margin and Eurodollar Rate Margin applicable to all Loans shall automatically be adjusted as of the Funding Date for the Tranche B Term Loans that is the NPA Closing Date to such rate as shall be determined based on the Consolidated Leverage Ratio as of such date.

         (i) Subsection 2.2B is hereby amended by deleting the final sentence thereof in its entirety and replacing it with the following:

                  Notwithstanding the foregoing, the Interest Period for any Eurodollar Rate Loan made pursuant to a Notice of Conversion/Continuation delivered on a Funding Date that is the Closing Date or the NPA Closing Date shall be a two week period.

         (j) Subsection 2.2C is hereby amended by deleting the final sentence thereof and replacing it with the following:

                  Notwithstanding the foregoing, Company may not convert (other than on a Funding Date that is the Closing Date or the NPA Closing Date) Alternate Base Rate Loans to Eurodollar Rate Loans prior to the last day of the first two week Interest Period following such closing date.

         (k) Subsection 2.3B is hereby amended by deleting it in its entirety and replacing it with the following:

                  B. OTHER FEES. Company agrees to pay to an Agent such other fees in the amounts and at the times ---------- separately agreed upon between Company and such Agent.

         (l) Subsection 2.4A(ii) is hereby amended by deleting the table set forth therein in its entirety and replacing it with the following table:

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

       ==================================================================

                 Scheduled Repayment of Tranche B Term Loans
       ------------------------------------------------------------------

                   Date                             Amount Repaid
       ---------------------------------- -------------------------------
              March 31, 2003                           $3,250,000
       ---------------------------------- -------------------------------
              March 31, 2004                           $3,250,000
       ---------------------------------- -------------------------------
              March 31, 2005                           $3,250,000
       ---------------------------------- -------------------------------
              March 31, 2006                           $3,250,000
       ---------------------------------- -------------------------------
              March 31, 2007                          $81,250,000
       ---------------------------------- -------------------------------
              March 31, 2008                         $230,750,000
       ================================== ===============================

         (m) Subsection 2.4B(iii)(b) shall be deleted in its entirety and replaced with the following:

                  (b) PREPAYMENTS AND REDUCTIONS FROM NET ASSET SALE PROCEEDS. No later than the first Business Day following the date of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds in respect of any Asset Sale (other than up to $50,000,000 in the aggregate during the term of this Agreement in Net Asset Sale Proceeds from Permitted Receivables Transactions (PROVIDED, such proceeds are applied (1) to a Permitted Acquisition or (2) for the purpose of acquiring Plant Assets, in each case within 180 days from receipt thereof and no Event of Default or Potential Event of Default shall have occurred and shall be continuing at such time), Company shall prepay the Loans in an aggregate amount equal to such Net Asset Sale Proceeds; PROVIDED, HOWEVER, that, to avoid imposition of any costs pursuant to subsection 2.6D, in lieu of prepaying the Loans on such first Business Day after receipt, Company may elect not to prepay the Loans by (i) so notifying Administrative Agent in writing of such election and
                  (ii) paying such Net Asset Sale Proceeds to Administrative Agent to be held as Cash collateral for the Obligations and applied in accordance with subsection 2.4B(iv) to such prepayment at the end of the Interest Period or Interest Periods with the shortest remaining duration for Eurodollar Rate Loans of the type to be prepaid that exceed in aggregate amount such Net Asset Sale Proceeds,

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

         (n) Subsection 2.5A shall be amended by adding the following sentence at the end of thereof:

                           The proceeds of the Tranche B Term Loans made on the NPA Closing Date shall be applied by Company to pay a portion of the consideration for the NPA Acquisition in an aggregate maximum amount of $325 million.

         (o) Section 4 is hereby amended by adding thereto a new subsection
4.1.1 as follows:

         4.1.1    CONDITIONS TO TRANCHE B TERM LOANS ON THE NPA CLOSING DATE
                  ----------------------------------------------------------

                           The obligations of Lenders to make the Tranche B Term
                  Loans on the NPA Closing Date are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction of the following conditions:

                  A. LOAN DOCUMENTS. On or before the NPA Closing Date, Company shall, and shall cause each other Loan Party to, deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following with respect to Company or such Loan Party, as the case may be, each, unless otherwise noted, dated the NPA Closing Date:

                                     (i) Certified copies of the Certificate or
                           Articles of Incorporation of such Person, together with a good standing certificate from the Secretary of State of its jurisdiction of incorporation each dated a recent date prior to the NPA Closing Date;

                                    (ii) Copies of the Bylaws of such Person,
                           certified as of the NPA Closing Date by such Person's corporate secretary or an assistant secretary;

                                   (iii) Resolutions of the Board of Directors
                           of such Person approving and authorizing the execution, delivery and performance of the Loan Documents relating to the Tranche B Term Loans to which it is a party, certified as of the NPA Closing Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

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

                                    (iv) Signature and incumbency certificates
                           of the officers of such Person executing the Loan Documents relating to the Tranche B Term Loans to which it is a party;

                                    (v) Executed originals of the Loan Documents
                           relating to the Tranche B Term Loans to which such Person is a party; and

                                    (vi) Such other documents as Administrative
                           Agent may reasonably request.

                           B. NO MATERIAL ADVERSE EFFECT. Since December 31,
                  2001, no event or events, adverse condition or change in or affecting Company or NPA that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect shall have occurred.

                           C. SECURITY INTERESTS IN INVESTMENT SECURITIES.
                  Agents shall have received evidence satisfactory to them that Company and Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings, if any, that may be necessary or, in the reasonable opinion of Agents, desirable in order to create in favor of Agents, for the benefit of Lenders, a valid and perfected First Priority Lien in the entire Pledged Collateral. Such actions shall include the following:

                                    (i) SCHEDULES TO COLLATERAL DOCUMENTS.
                           Delivery to Agents of accurate and complete schedules to the Company Pledge Agreement and the Subsidiary Pledge Agreement.

                                    (ii) STOCK CERTIFICATES. Delivery to
                           Collateral Agent of certificates (which certificates shall be accompanied by irrevocable undated stock powers, duly endorsed in blank and otherwise satisfactory in form and substance to Collateral Agent) representing all capital stock pledged pursuant to the Company Pledge Agreement and the Subsidiary Pledge Agreements.

                           D. SOLVENCY CERTIFICATE. Agents shall have received a
                  certificate of the chief financial officer of Company, in his capacity as such, substantially in the form of EXHIBIT XV and in form and substance satisfactory to Agents, supporting the conclusions that, after giving effect to the NPA Transactions, Company will be Solvent and not be rendered insolvent by the indebtedness incurred in connection therewith.

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

                           E. EVIDENCE OF INSURANCE. Agents shall have received
                  a certificate from Company's insurance broker or other evidence satisfactory to them that all insurance required to be maintained pursuant to subsection 6.4 is in full force and effect.

                           F. OPINIONS OF COUNSEL TO LOAN PARTIES. Lenders and
                  their respective counsel shall have received (i) originally executed copies of one or more favorable written opinions of
                  (a) Thomas M. Boudreau, general counsel of Company and (b) Simpson Thacher & Bartlett, special New York counsel for Loan Parties, each in form and substance reasonably satisfactory to Agents and their counsel, dated as of the NPA Closing Date and setting forth substantially the matters in the opinions designated in EXHIBITS VIII-A and VIII-B annexed hereto and as to such other matters as Agents acting on behalf of Lenders may reasonably request and (ii) evidence satisfactory to Agents that Company has requested such counsel to deliver such opinions to Lenders.

                           G. OPINIONS OF AGENTS' COUNSEL. Lenders shall have
                  received originally executed copies of one or more favorable written opinions of Cahill Gordon & Reindel, counsel to Agents, dated as of the NPA Closing Date, substantially in the form of EXHIBIT IX annexed hereto and as to such other matters as Agents acting on behalf of Lenders may reasonably request.

                           H. FEES. Company shall have paid to Administrative
                  Agent, for distribution (as appropriate) to Agents and Lenders, the fees payable on the NPA Closing Date referred to in subsection 2.3.

                           I. REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF
                  AGREEMENTS. Company shall have delivered to Agents an Officers' Certificate, in form and substance satisfactory to Agents, to the effect that the representations and warranties in subsections 5.1 through subsection 5.17A and subsection
                  5.20 hereof are true, correct and complete in all material respects on and as of the NPA Closing Date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, that such representations and warranties were true, correct and complete in all material respects on and as of such earlier date) and that Company shall have performed in all material respects all agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before the NPA Closing Date, to the extent applicable, except as otherwise disclosed to and agreed to in writing by Agents.

                           J. COMPLETION OF PROCEEDINGS. All corporate and other
                  similar proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agents, acting on behalf of Lenders, and their counsel shall be satisfactory in form and substance to Agents and such counsel, and Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as Agents may reasonably request.

                           K. APPROVAL OF NPA ACQUISITION STRUCTURE AND
                  DOCUMENTATION. The structure utilized to consummate the NPA Acquisition and the NPA Acquisition Agreement shall be in full force and effect, no material provision of which shall have been amended, supplemented, waived or otherwise modified in any material respect without the prior written consent of Agents and the NPA Acquisition shall occur simultaneously with the making of the Tranche B Term Loans on the NPA Closing Date under this Agreement.

                           L. CERTAIN APPROVALS AND AGREEMENTS RELATING TO THE
                  NPA ACQUISITION. All material governmental and third party approvals necessary or advisable in connection with the NPA Acquisition, the financings contemplated thereby and the continuing operations of the business of Company and its Subsidiaries shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose material adverse conditions on the NPA Acquisition or the financing thereof.

                           M. FINANCIAL INFORMATION. CSFB, SSB and CUSA and, if
                  applicable, the Lenders shall have received on or before the closing of the NPA Transactions, financial statements of each of Company and NPA (including notes thereto) consisting of (i) audited consolidated balance sheet of Company as of the end of the fiscal-year period ended December 31, 2001 and a transaction adjusted unaudited balance sheet of NPA as of September 30, 2001 (including the assets to be acquired in the NPA Acquisition), and a balance sheet of Company pro forma for the NPA Acquisition as of December 31, 2001 (PROVIDED, it is understood, that such pro forma balance sheet shall be based on the September 30, 2001 balance sheet for NPA with adjustments reasonably acceptable to CSFB, SSB and CUSA), (ii) audited statements of operations and cash flows for Company and for NPA audited (or unaudited or estimated, as the case may be, to the extent audited statements are not available) for each period in the three fiscal-year period ended December 31, 2001 and a pro forma statement of operations for the most recent fiscal year (which shall be based on an estimate for NPA annualizing from the statement for September 30, 2001),
                  (iii) consolidated and consolidating financial statements for each period in the three fiscal-year period ending December 31, 2001, and (iv) such other financial statements as may be reasonably requested by CSFB, SSB and CUSA, including pro forma balance sheets and statements of operations for Company (giving effect to the NPA Transactions), and any supporting documents shall be reasonably satisfactory to CSFB, SSB and CUSA, and all such financial statements, historical or pro forma, delivered pursuant to this subsection 4.1.1M shall be in compliance with the requirements of Regulation S-X for a public offering registered under the Securities Act and shall not be materially inconsistent with financial statements previously provided to CSFB, SSB, CUSA and the Lenders.

         (p) Subsection 5.12 is hereby amended by deleting it in its entirety and replacing it with the following:

                  5.12.    CERTAIN FEES

                           Other than certain fees payable to Agents, or their
                  respective affiliates, no broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Company hereby indemnifies Lenders against, and agrees that it will hold Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

         (q) Section 5 is hereby amended by adding thereto a new subsection 5.20 as follows:

                  5.20 Accuracy of Representations and Warranties in the NPA Acquisition AGREEMENT

                  Subject to the qualifications set forth therein, each of the representations and warranties made by Company in the NPA Acquisition Agreement is true and correct in all material respects as of the date thereof and as of the NPA Closing Date.

         (r) Subsection 6.8A is hereby amended by deleting the period at the end thereof and replacing it with the following:

                  ; PROVIDED, FURTHER, HOWEVER, that to the extent Collateral Agent reasonably determines the pledge of capital stock or other equity interests of any Subsidiary of Company that is an unlimited liability company or partnership would not be in the best interest of Lenders, then no such capital stock or equity interest shall be required to be pledged pursuant to this subsection 6.8A.

         (s) Subsection 7.1 is hereby amended by: (a) deleting the word "and" at the end of clause (viii) thereof, (b) deleting the period at the end of clause
(ix) thereof and replacing it with "; and" and (c) inserting new clause (x) immediately thereafter as follows:

                  (x) Indebtedness of Company or any Subsidiary incurred in connection with a Permitted Receivables Transaction.

         (t) Subsection 7.2(B) shall be deleted in its entirety and replaced with the following:

                  B. NO FURTHER NEGATIVE PLEDGES. Except with respect to specific property encumbered to secure payment of particular Indebtedness, to be sold pursuant to an executed agreement with respect to an Asset Sale or subject to a lease that contains customary provisions restricting assignment, neither Company nor any of its Subsidiaries shall enter into any agreement (other than the Senior Subordinated Credit Facility and any agreement prohibiting only the creation of Liens securing Subordinated Indebtedness and any document governing a Permitted Receivables Transaction) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

         (u) Subsection 7.2(C) shall be deleted in its entirety and replaced with the following:

                  C. NO RESTRICTIONS ON SUBSIDIARY DISTRIBUTIONS TO COMPANY OR OTHER SUBSIDIARIES. Except as provided herein and in any document governing a Permitted Receivables Transaction and except with respect to specific property encumbered to secure payment of particular Indebtedness, to be sold pursuant to an executed agreement with respect to an Asset Sale or subject to a lease that contains customary provisions restricting assignment, Company will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's capital stock owned by Company or any other Subsidiary of Company, (ii) repay or prepay any Indebtedness owed by such Subsidiary to Company or any other Subsidiary of

                  Company, (iii) make loans or advances to Company or any other Subsidiary of Company, or (iv) transfer any of its property or assets to Company or any other Subsidiary of Company.

         (v) Subsection 7.3 is hereby amended by: (a) deleting the word "and" at the end of clause (v) thereof; (b) deleting the period at the end of clause (vi) thereof and replacing it with "; and" and (c) adding new clause (vii) immediately thereafter as follows:

                  (vii) any Investment in a Receivables Entity pursuant to any Permitted Receivables Transaction.

         (w) Subsection 7.5 is hereby deleted in its entirety and replaced with the following:

                  7.5 RESTRICTED JUNIOR PAYMENTS

                  Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment; PROVIDED that, so long as no Event of Default or Potential Event of Default has occurred and is continuing or would result from making such Restricted Junior Payment, Company may cumulatively make Restricted Junior Payments in an aggregate amount of $35,000,000 plus 50% of the Consolidated Net Income for the period commencing on January 1, 2002 and ending on the last day of the most recently ended full Fiscal Quarter prior to any such payment.

         (x) Subsection 7.7 is hereby amended by: (a) deleting the word "and" at the end of clause (v) thereof, (b) deleting the period at the end of clause (vi) thereof and replacing it with a semicolon and (c) adding new clauses (vii) and
(viii) immediately thereafter as follows:

                  (vii) Company and its Subsidiaries may make Asset Sales of Receivables Assets pursuant to a Permitted Receivables Transaction; PROVIDED, that the Net Asset Sale Proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(b); and

                  (viii) Company and its Subsidiaries may make Asset Sales of the NPA Real Estate; PROVIDED, that the Net Asset Sale Proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(b).

         (y) Subsection 7.11 is hereby amended by adding immediately after the word "except" the following:

                           (i)   a Permitted Receivables Transaction and (ii).

         (z) Subsection 7.12 is hereby amended by adding new clause (iii) immediately before the period of the end of the paragraph as follows:

         or (iii) transactions with Receivables Entities pursuant to a Permitted Receivables Transaction.

         (aa) Subsection 9.1A is hereby amended by adding the following proviso immediately before the period at the end of the first sentence thereof:

                  ; PROVIDED, CSFB and SSB are hereby appointed as the Tranche B Term Loan Arrangers and SSB is appointed as the Tranche B Syndication Agent.

Subsection 9.1A is further amended by adding immediately after the final sentence thereof the following:

                  Upon the conclusion of the period commencing on and including the NPA Closing Date and ending on the earlier of (i) the date on which the Tranche B Term Loan Arranger notifies the Company that the Agents have concluded their primary syndication of the Loans and the Commitments, and (ii) ninety (90) days after the NPA Closing Date, all obligations of the Tranche B Term Loan Arrangers hereunder shall terminate and thereafter the Tranche B Term Loan Arrangers (in such capacity) shall have no obligations or liabilities under any of the Loan Documents.

         (bb) Subsection 10.1B(i) is hereby amended by deleting the amount "$5,000,000" in clause (b) thereof and replacing it with "$1,000,000".

         (cc) Subsection 10.1D is hereby amended by deleting it in its entirety and replacing it with the following:

                  D. ASSIGNMENTS TO FEDERAL RESERVE BANKS. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to secure obligations of such Lender including without limitation any assignment or pledge to a Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; PROVIDED that (i) no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

         (dd) Schedule 2.1 is hereby deleted in its entirety and replaced with
Schedule 2.1(a) and Schedule 2.1(b) attached as Annex I to Amendment No. 6.

         (ee) Schedule 5.1 is hereby deleted in its entirety and replaced with
Schedule 5.1 attached as Annex II to Amendment No. 6.

         (ff) Schedule 7.10 is hereby deleted in its entirety and replaced with
Schedule 7.10 attached as Annex III to Amendment No. 6.

         SECTION TWO - CONDITIONS TO EFFECTIVENESS. This Amendment No. 6 shall become effective as of the date first above written when, and only when Administrative Agent shall have received counterparts of this Amendment No. 6 executed by Company, Subsidiary Guarantors and Requisite Lenders or, as to any of Lenders, advice satisfactory to Administrative Agent that such Lender has executed this Amendment No. 6. The effectiveness of this Amendment No. 6 (other than Sections Five and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof and the payment by Company of any fees and expenses payable pursuant to Section Five hereof.

         SECTION THREE - REPRESENTATIONS AND WARRANTIES. In order to induce Lenders and Agents to enter into this Amendment No. 6, Company represents and warrants to each of Lenders and Agents that after giving effect to this Amendment No. 6, (i) no Default or Event of Default has occurred and is continuing and (ii) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment No. 6, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

         SECTION FOUR - REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. On and after the effectiveness of this Amendment No. 6, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement and each reference in each of the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 6. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment No. 6, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

         SECTION FIVE - COSTS, EXPENSES AND TAXES. Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment No. 6 and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of subsection 10.2 of the Credit Agreement. In addition, Company shall pay or reimburse any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment No. 6 and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. In the event the Requisite Lenders consent to this Amendment, Company covenants to pay or cause to be paid a one-time cash fee (the "AMENDMENT FEE") to each Lender party to the Credit Agreement prior to the effective date of this Amendment No. 6 (each, an "EXISTING LENDER") that executes and delivers a signature page to this Amendment not later than the close of business (New York time) on March 7, 2002 in the aggregate amount equal to 0.125% of the sum of (i) the aggregate amount of the Term Loan Exposure of such Existing Lender as of such date plus the (ii) aggregate amount of the Revolving Loan Exposure of such Existing Lender as of such date, which fee shall be paid by wire transfer of immediately available funds and distributed by the Administrative Agent to the Existing Lenders entitled thereto.

         SECTION SIX - EXECUTION IN COUNTERPARTS. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 6 by the fax or e-mail of a copy thereof shall be effective as delivery of a manually executed counterpart of this Amendment No. 6.

         SECTION SEVEN - GOVERNING LAW. This Amendment No. 6 shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York (including Section 5-1401 of the General Obligations Law of the State of New York), without giving effect to any provisions thereof relating to conflicts of law.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  EXPRESS SCRIPTS, INC.


                                  By:  /S/ GEORGE PAZ
                                       -----------------------------------------
                                        Name:   George Paz
                                        Title:  Senior Vice President and CFO

                              SUBSIDIARY GUARANTORS:

                              DIVERSIFIED PHARMACEUTICAL
                                SERVICES, INC.
                              EXPRESS SCRIPTS SALES DEVELOPMENT
                                CO.
                              IVTX, INC.
                              VALUE HEALTH, INC.
                              ESI MAIL PHARMACY SERVICE, INC.
                              EXPRESS SCRIPTS UTILIZATION
                                MANAGEMENT CO.
                              EXPRESS SCRIPTS SPECIALTY
                                DISTRIBUTION SERVICES, INC.
                              ESI AIRPORT PROPERTIES, LLC
                              ESI CLAIMS, INC.
                              ESI-GP HOLDINGS, INC.
                              ESI PARTNERSHIP
                              ESI REALTY, LLC
                              EXPRESS ACCESS PHARMACY, INC.
                              PHOENIX MARKETING GROUP, L.L.C.
                              EXPRESS SCRIPTS CANADA HOLDING,
                                CO.
                              YOURPHARMACY.COM, INC.


                              By:  /S/ GEORGE PAZ
                                   -------------------------------------
                                    Name: George Paz
                                    Title:   Vice President

                              ESI RESOURCES, INC.


                              By: ____________________________________
                                  Name:
                                  Title:

                              SUBSIDIARY GUARANTORS:

                              DIVERSIFIED PHARMACEUTICAL
                                SERVICES, INC.
                              EXPRESS SCRIPTS SALES DEVELOPMENT
                                CO.
                              IVTX, INC.
                              VALUE HEALTH, INC.
                              ESI MAIL PHARMACY SERVICE, INC.
                              EXPRESS SCRIPTS UTILIZATION
                                MANAGEMENT CO.
                              EXPRESS SCRIPTS SPECIALTY
                                DISTRIBUTION SERVICES, INC.
                              ESI CLAIMS, INC.
                              ESI-GP HOLDINGS, INC.
                              ESI PARTNERSHIP
                              EXPRESS ACCESS PHARMACY, INC.
                              PHOENIX MARKETING GROUP, L.L.C.
                              EXPRESS SCRIPTS CANADA HOLDING,
                                CO.
                              YOURPHARMACY.COM, INC.


                              By:
                                 ---------------------------
                                  Name:
                                  Title:

                              ESI RESOURCES, INC.


                              By:  /S/  THOMAS L. SCHAEFER
                                 ---------------------------
                                  Name:  Thomas L. Schaefer
                                  Title: President

Accepted and agreed to as of the date First written above by:

CREDIT SUISSE FIRST BOSTON, as Administrative Agent and as Joint Lead Arranger with respect to the New Tranche B Term Loans

                              By:   /S/ JAMES FINCH
                              ----------------------------------
                                   Name:  James Finch
                                   Title: Managing Director

                              By:   /S/ ROBERT B. CARLSON
                              ----------------------------------
                              Name:
                              Title:

                              SALOMON SMITH BARNEY INC., as
                              Joint Lead Arranger and Syndication
                              Agent with respect to the New Tranche B
                              Term Loans

                              By:  ________________________________
                                    Name:
                                    Title:

Accepted and agreed to as of the date First written above by:

CREDIT SUISSE FIRST BOSTON, as Joint Lead Arranger and Syndication Agent with respect tot he New Tranche B Term Loans

                              By:
                              ---------------------------------------------
                                   Name:
                                   Title:

                              By:
                               ---------------------------------------------
                                   Name:
                                   Title:

                              SALOMON SMITH BARNEY INC., as
                              Joint Lead Arranger and Syndication
                              Agent with respect to the New Trance B
                              Term Loans

                              By:   /S/ WILLIAM L. HARTMANN
                               ---------------------------------------------
                                    Name:   William L. Hartmann
                                    Title:  Managing Director






CREDIT SUISSE FIRST BOSTON
----------------------------
as one of the Requisite Lenders
(please type)


By:  /S/  WILLIAM S. LUTKINS
     ---------------------------------
      Name: William S. Lutkins
      Title:    Director

By:    /S/ ROBERT N. FINNEY
     ---------------------------------
      Name: Robert N. Finney
      Title:   Managing Director

CITICORP USA, INC.
--------------------------------,
As one of the Requisite Lenders


By: /S/ JUDITH FISHLOW MINTER
    ---------------------------------
      Name:  Judith Fishlow Minter
      Title: Managing Director

SENIOR DEBT PORTFOLIO
By:  Boston Management and Research
       AS  INVESTMENT ADVISOR
----------------------------------------
as one of the Requisite Lenders
(please type)

GRAYSON & CO
By: Boston Management and Research
       AS INVESTMENT ADVISOR
----------------------------------------
as one of the Requisite Lenders
(please type)


By:    /S/ PAYSON F. SWAFFIELD
     -----------------------------------
       Name:  Payson F. Swaffield
       Title:    Vice President

UNION BANK OF CALIFORNIA, N.A.,
-------------------------------
as one of the Requisite Lenders
(please type)


By:  /S/ MEHMET MUMCUOGLU
     ------------------------------------
      Name:    Mehmet Mumcuoglu
      Title:   Assistant Vice President

ING Prime Rate Trust
By:  ING Investments, LLC
     AS ITS INVESTMENT MANAGER
---------------------------------------
as one of the Requisite Lenders
(please type)


By:  /S/ MICHEL PRINCE
     ----------------------------------
      Name:    Michael Prince, CFA
      Title:   Vice President

GENERAL ELECTRIC CAPITAL CORPORATION,
----------------------------------------
as one of the Requisite Lenders
(please type)


By:  /S/ GREGORY HONG
     -----------------------------------
      Name:    Gregory Hong
      Title:   Duly Authorized Signatory

BNP PARIBAS,
----------------------------------------
as one of the Requisite Lenders
(please type)


By:  /S/ BROCK HARRIS
     -----------------------------------
      Name:    Brock Harris
      Title:   Director


By:     /S/ RO TOYOSHIMA
      ----------------------------------
      Name:      Ro Toyoshima
      Title:     Vice President

ERSTE BANK,

By:       /S/ BRANDON A. MEYERSON
      ----------------------------------
      Name:      Brandon A. Meyerson
      Title:     Vice President
                 Erste Bank New York Branch


By:       /S/ JOHN S. RUNNION
      ----------------------------------
      Name:      John S. Runnion
      Title:     Managing Director
                 Erste Bank New York Branch

BANK ONE, NA (MAIN OFFICE CHICAGO),
----------------------------------------
as one of the Requisite Lenders
(please type)


By:    /S/ SUZANNE ERGASTOLO
     -----------------------------------
      Name:    Suzanne Ergastolo
      Title:   Vice President

MELLON BANK, N.A.,
--------------------------------------------
as one of the Requisite Lenders


By:  /S/ LOUIS E. FLORI
     ---------------------------------------
      Name:    Louis E. Flori
      Title:   Vice President

BANK OF MONTREAL,
--------------------------------------------
as one of the Requisite Lenders
(please type)


By:    /S/ BRUCE PIETKA
     ---------------------------------------
      Name:    Bruce Pietka
      Title:   Vice President

Textron Financial Corporation
As one of the Requisite Lenders



By:   /S/ STUART M. SCHULMAN
     ----------------------------------------

Name:   Stuart M. Schulman
Title:  Managing Director

BANKERS TRUST COMPANY,
--------------------------------------------
as one of the Requisite Lenders


By:    /S/ SCOTTYE LINDSEY
     ---------------------------------------
      Name:    Scottye Lindsey
      Title:   Vice President

/S/ ROBERT M. IRITANI,
--------------------------------------------
as one of the Requisite Lenders
(City National Bank)


By:
      Name:    Robert M. Iritani
      Title:   Senior Vice President

FLEET NATIONAL BANK,
--------------------------------------------
as one of the Requisite Lenders
(please type)


By:  /S/ GORDON B. COUGHLIN
     ---------------------------------------
      Name:    Gordon B. Coughlin
      Title:   Vice President

THE BANK OF NEW YORK,
--------------------------------------------
as one of the Requisite Lenders
(please type)


By:  /S/ MICHAEL FLANNERY
     ---------------------------------------
      Name:    Michael Flannery
      Title:   Vice President

LASALLE BANK NATIONAL ASSOCIATION,
----------------------------------
as one of the Requisite Lenders


By:    /S/ JAMES C. BINZ
     ---------------------------------------
      Name:    James C. Binz
      Title:   First Vice President

BANK LEUMI USA,



By:    /S/ ALIZ SADAN
     --------------------------------------
      Name:    Aliz Sadan
      Title:   Assistant Treasurer

BAYERISCHE HYPE-UND VEREINSBANK AG,
NEW YORK BRANCE,
-------------------------------------------
as one of the Requisite Lenders
(please type)


By:    /S/ DAVID M. HARNISCH
     --------------------------------------
      Name:    David M. Harnisch
      Title:   Managing Director

By:     /S/ AJAY NADA
      -------------------------------------
      Name:      Ajay Nada
      Title:     Associate Director

THE FUJI BANK LIMITED,
-------------------------------------------
as one of the Requisite Lenders
(please type)


By:    /S/ PETER L. CHINNICI
     --------------------------------------
      Name:    Peter L. Cinnici
      Title:   Senior Vice President & Group Head

BANK OF AMERICA, N.A.



By:   /s/ LARRY GORDON
    --------------------------------
      Name:       Larry Grodon
      Title:      Principal

BANK OF HAWAII,
as one of the Requisite Lenders


By:    /S/ J. BRYAN SCEARCE
     ----------------------------------
      Name:    J. Bryan Scearce
      Title:   Vice President